UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest reported)   October 17, 2003
                                                     ------------------

                                Unitrend, Inc.
                                --------------
            (Exact name of registrant as specified in its charter)


              Nevada             001-15777          34-1904923
          --------------      --------------       --------------
         (State or other       (Commission         (IRS Employer
         jurisdiction of       File Number)      Identification No.)
          incorporation)


           4665 W. Bancroft St., Toledo, Ohio                  43615
          ------------------------------------              ----------
        (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code  419-536-2090
                                                           ------------

                                      N/A
        ---------------------------------------------------------------
         (Former name or former address, if changed since last report)





ITEM 4. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

On October 16, 2003, GBQ Partners LLC, formerly known as GBQ Partners, LLP ("GBQ"), resigned as the Registrant's independent public accountants. The Registrant is currently seeking another firm to serve as its independent public accountants for the 2001, 2002 and 2003 fiscal years.

GBQ'S reports on the Registrant's consolidated financial statements for the Registrant's fiscal year ended December 31, 2000, 1999, 1998 and 1997 did not contain an adverse opinion or disclaimer of opinion, but they were qualified as to uncertainty, but not for audit scope or accounting principles.

During the fiscal year ended December 31, 2000, 1999, 1998 and 1997 and through the date of this Form 8-K, there were no disagreements with GBQ on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to GBQ's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Registrant's consolidated financial statements for such year.

The Registrant has provided GBQ with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of GBQ's letter, dated October 17, 2003.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.  The following exhibit is filed with this Report.

Exhibit No.        Document
-----------        --------

   16 Letter from GBQ Partners LLC, formerly known as GBQ Partners, LLP, to the Securities and Exchange Commission dated October 17, 2003.



                               SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      UNITREND, INC.

Dated: October 17, 2003         By:   /S/  CONRAD A.H. JELINGER
                                      --------------------------------------
                                      Conrad A.H. Jelinger
                                      Chief Executive Officer, Interim Chief
                                      Financial Officer and President

Exhibit Index
-------------

Exhibit No.        Document
-----------        --------

   16 Letter from GBQ Partners LLC, formerly known as GBQ Partners, LLP, to the Securities and Exchange Commission dated October 17, 2003.